UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07959

Advisors Series Trust
(Exact name of registrant as specified in charter)

615 East Michigan Street

Milwaukee, WI 53202

(Address of principal executive offices) (Zip code)

Jeffrey T. Rauman, President/Chief Executive Officer

Advisors Series Trust

c/o U.S. Bancorp Fund Services, LLC

777 East Wisconsin Avenue, 4th Floor

Milwaukee, WI 53202
(Name and address of agent for service)

(626) 914-7235

(Registrant’s telephone number, including area code)

Date of fiscal year end: December 31, 2024

Date of reporting period: December 31, 2024

Item 1. Reports to Stockholders.

(a)

Capital Advisors Growth Fund
Investor Class | CIAOX
Annual Shareholder Report | December 31, 2024
This annual shareholder report contains important information about the Capital Advisors Growth Fund for the period of January 1, 2024, to December 31, 2024. You can find additional information about the Fund at https://www.capadvfunds.com/pages/how-to-invest. You can also request this information by contacting us at 1-866-205-0523.
WHAT WERE THE FUND COSTS FOR THE PAST YEAR? (based on a hypothetical $10,000 investment)

Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Investor Class	$106	0.95%
HOW DID THE FUND PERFORM LAST YEAR AND WHAT AFFECTED ITS PERFORMANCE?
For the 12-month period ended December 31, 2024, the Fund underperformed its benchmark, the S&P 500* Index.
WHAT FACTORS INFLUENCED PERFORMANCE
• The S&P 500 Index (size-weighted) outperformed the equal-weighted version by 14% in 2024, the most significant divergence since 1998 during the run-up to the Tech Bubble. Company size has not mattered historically, with both index versions having logged the same average annual performance as of the end of 2022.
• The “Mag-7” group accounted for most of the S&P 500 Index’s 2024 gain. NVIDIA had the most significant impact, followed by Tesla and Meta. These three stocks more than doubled the effect of the other four members of the “Mag-7.” By investment style, “Value” underperformed “Growth” by over 20%.
• We kept the Strategy beta below 1.0 and retained ample “dry power” in 10% cash reserves (on average) in case a significant correction happened.
• We lightened the Fund’s semiconductor exposure by selling NXP Semiconductors. We strengthened exposure to natural gas, serving as a bridge energy source to nuclear as AI energy demands surge. We diversified our growth investments by targeting major innovations outside the United States. We also began what we expect to become a multi-year strategy around quantum computing.
• We believe the pace of significant global economic innovation is accelerating and are focused on raising the portfolio’s exposure to companies that can shape the development of those trends. We expect to retain a “”dry powder”” cash reserve to establish key new positions upon market volatility opportunities. We also constantly search for mispriced or undervalued opportunities. We believe this approach enhances the Strategy’s risk management profile while keeping attractive return potential in each holding.

Top Contributors
↑	GE Vernova, Inc.
↑	Apple, Inc.
↑	NVIDIA Corp.
↑	Amazon.com, Inc.
↑	JPMorgan Chase & Co.

Top Detractors
↓	Applied Materials, Inc.
↓	Freeport-McMoRan, Inc.
↓	NXP Semiconductor NV
↓	Schlumberger NV
↓	Danaher Corp.
Capital Advisors Growth Fund	PAGE 1	TSR-AR-007989783

HOW DID THE FUND PERFORM OVER THE PAST 10 YEARS?*
The $10,000 chart reflects a hypothetical $10,000 investment in the class of shares noted and assumes the maximum sales charge. The chart uses total return NAV performance and assumes reinvestment of dividends and capital gains. Fund expenses, including management fees and other expenses were deducted.
CUMULATIVE PERFORMANCE (Initial Investment of $10,000)
ANNUAL AVERAGE TOTAL RETURN (%)

	1 Year	5 Year	10 Year
Investor Class (without sales charge)	23.39	14.30	11.82
S&P 500* Index	25.02	14.53	13.10
Visit https://www.capadvfunds.com/pages/how-to-invest for more recent performance information.
*	The Fund’s past performance is not a good predictor of how the Fund will perform in the future. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
KEY FUND STATISTICS (as of December 31, 2024)

Net Assets	$137,903,304
Number of Holdings	37
Net Advisory Fee	$891,559
Portfolio Turnover	19%
Visit https://www.capadvfunds.com/pages/how-to-invest for more recent performance information.
Capital Advisors Growth Fund	PAGE 2	TSR-AR-007989783

WHAT DID THE FUND INVEST IN? (as of December 31, 2024)*
Sector Breakdown (%)

Manufacturing (36.1%)
Finance and Insurance (12.0%)
Retail Trade (9.4%)
Professional, Scientific, and Technical Services (9.2%)
Information (7.7%)
Mining, Quarrying, and Oil and Gas Extraction (6.7%)
Administrative and Support and Waste Management and Remediation Services (4.8%)
Utilities (4.8%)
Management of Companies and Enterprises (1.3%)
Cash & Other (8.0%)

Top 10 Issuers	(%)
First American Government Obligations Fund	7.9%
Microsoft Corp.	6.7%
NVIDIA Corp.	6.6%
Amazon.com, Inc.	6.4%
Apple, Inc.	6.1%
JPMorgan Chase & Co.	5.0%
Accenture PLC	4.6%
Alphabet, Inc.	4.2%
Intuitive Surgical, Inc.	3.2%
GE Vernova, Inc.	2.5%
*	Expressed as a percentage of net assets.
For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit https://www.capadvfunds.com/pages/how-to-invest.
HOUSEHOLDING
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). If you would prefer that your Capital Advisors, Inc. documents not be householded, please contact Capital Advisors, Inc. at 1-866-205-0523, or contact your financial intermediary. Your instructions will typically be effective within 30 days of receipt by Capital Advisors, Inc. or your financial intermediary.
Capital Advisors Growth Fund	PAGE 3	TSR-AR-007989783

(b) Not applicable.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any substantive amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that there is at least one audit committee financial expert serving on its audit committee. Mr. Joe D. Redwine, Ms. Michele Rackey, Ms. Anne Kritzmire and Mr. Craig Wainscott are the “audit committee financial experts” and are considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. “Audit services” refer to performing an audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant including the review of federal income tax returns, review of federal excise tax returns, review of state tax returns, if any, and assistance with calculation of required income, capital gain and excise distributions. There were no “other services” provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 12/31/2024	FYE 12/31/2023
(a) Audit Fees	$17,500	$17,400
(b) Audit-Related Fees	N/A	N/A
(c) Tax Fees	$3,600	$3,600
(d) All Other Fees	N/A	N/A

(e)(1) The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

(e)(2) The percentage of fees billed by Tait, Weller & Baker LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 12/31/2024	FYE 12/31/2023
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(f) During the audit of the registrant’s financial statements, 100 percent of the hours were attributed to work performed by persons other than full-time permanent employees of the principal accountant.

(g) The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.

Non-Audit Related Fees	FYE 12/31/2024	FYE 12/31/2023
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

(h) The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser is compatible with maintaining the principal accountant’s independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

(i) The registrant has not been identified by the U.S. Securities and Exchange Commission as having filed an annual report issued by a registered public accounting firm branch or office that is located in a foreign jurisdiction where the Public Company Accounting Oversight Board is unable to inspect or completely investigate because of a position taken by an authority in that jurisdiction.

(j) The registrant is not a foreign issuer.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 7 of this Form.

(b) Not applicable.

Item 7. Financial Statements and Financial Highlights for Open-End Investment Companies.

(a)

Capital Advisors Growth Fund
Core Financial Statements
December 31, 2024

Capital Advisors Growth Fund
Schedule of Investments
December 31, 2024

	Shares	Value
COMMON STOCKS - 92.0%
Administrative and Support Services - 3.5%
Uber Technologies, Inc.(a)	31,525	$1,901,588
Visa, Inc. - Class A	9,300	2,939,172
		4,840,760
Beverage and Tobacco Product Manufacturing - 1.8%
PepsiCo, Inc.	15,889	2,416,081
Chemical Manufacturing - 3.7%
Ecolab, Inc.	8,925	2,091,306
Procter & Gamble Co.	18,055	3,026,921
		5,118,227
Computer and Electronic Product Manufacturing - 20.3%
Apple, Inc.	33,665	8,430,389
Danaher Corp.	12,720	2,919,876
NVIDIA Corp.	67,500	9,064,575
Palo Alto Networks, Inc.(a)	12,050	2,192,618
Thermo Fisher Scientific, Inc.	6,450	3,355,484
Veralto Corp.	20,500	2,087,925
		28,050,867
Computing Infrastructure Providers, Data Processing, Web Hosting, and Related Services - 1.0%
Airbnb, Inc. - Class A(a)	10,775	1,415,943
Credit Intermediation and Related Activities - 5.0%
JPMorgan Chase & Co.	28,575	6,849,713
E-Commerce/Services - 1.0%
MercadoLibre, Inc.(a)	785	1,334,845
Insurance Carriers and Related Activities - 4.2%
Berkshire Hathaway, Inc. - Class B(a)	7,350	3,331,608
UnitedHealth Group, Inc.	4,725	2,390,189
		5,721,797
Machinery Manufacturing - 2.2%
Applied Materials, Inc.	18,915	3,076,146
Management of Companies and Enterprises - 1.3%
Sea Ltd. - ADR(a)	16,650	1,766,565
Mining (except Oil and Gas) - 3.6%
Cameco Corp.	60,395	3,103,699
Freeport-McMoRan, Inc.	47,325	1,802,136
		4,905,835
Miscellaneous Manufacturing - 5.7%
Intuitive Surgical, Inc.(a)	8,500	4,436,660
Stryker Corp.	9,325	3,357,466
		7,794,126

The accompanying notes are an integral part of these financial statements.

1

Capital Advisors Growth Fund
Schedule of Investments
December 31, 2024(Continued)

	Shares	Value
COMMON STOCKS - (Continued)
Oil and Gas Extraction - 2.0%
EQT Corp.	60,025	$2,767,753
Professional, Scientific, and Technical Services - 9.2%
Accenture PLC - Class A	17,935	6,309,354
Alphabet, Inc. - Class C	30,100	5,732,244
CRISPR Therapeutics AG(a)	17,310	681,321
		12,722,919
Publishing Industries - 6.7%
Microsoft Corp.	21,950	9,251,925
Securities, Commodity Contracts, and Other Financial Investments and Related Activities - 2.8%
Brookfield Corp.	47,225	2,713,076
IonQ, Inc.(a)	28,800	1,202,976
		3,916,052
Sporting Goods, Hobby, Musical Instrument, Book, and Miscellaneous Retailers - 8.4%
Amazon.com, Inc.(a)	40,525	8,890,780
DoorDash, Inc. - Class A(a)	16,085	2,698,258
		11,589,038
Support Activities for Mining - 1.1%
Schlumberger NV	40,400	1,548,936
Transportation Equipment Manufacturing - 2.4%
Honeywell International, Inc.	14,845	3,353,337
Utilities - 4.8%
Constellation Energy Corp.	14,300	3,199,053
GE Vernova, Inc.	10,575	3,478,435
		6,677,488
Waste Management and Remediation Services - 1.3%
Waste Management, Inc.	9,125	1,841,334
TOTAL COMMON STOCKS (Cost $65,684,507)		126,959,687
SHORT-TERM INVESTMENTS - 7.9%
Money Market Funds - 7.9%
First American Government Obligations Fund - Class X, 4.41%(b)	10,852,383	10,852,383
TOTAL SHORT-TERM INVESTMENTS (Cost $10,852,383)		10,852,383
TOTAL INVESTMENTS - 99.9% (Cost $76,536,890)		137,812,070
Other Assets in Excess of Liabilities - 0.1%		91,234
TOTAL NET ASSETS - 100.0%		$137,903,304

The accompanying notes are an integral part of these financial statements.

2

Capital Advisors Growth Fund
Schedule of Investments
December 31, 2024(Continued)
Percentages are stated as a percent of net assets.
ADR - American Depositary Receipt
AG - Aktiengesellschaft
NV - Naamloze Vennootschap
PLC - Public Limited Company
(a)	Non-income producing security.
(b)	The rate shown represents the 7-day annualized effective yield as of December 31, 2024.
The accompanying notes are an integral part of these financial statements.

3

Capital Advisors Growth Fund
STATEMENT OF ASSETS AND LIABILITIES
at December 31, 2024

ASSETS
Investments, at value (cost $76,536,890)	$137,812,070
Receivables:
Fund shares issued	122,416
Dividends and interest	99,644
Prepaid expenses	24,258
Total assets	138,058,388
LIABILITIES
Payables:
Fund shares redeemed	6,957
Due to advisor	81,916
Audit fees	21,000
Shareholder reporting	4,622
Transfer agent fees and expenses	6,403
Administration and fund accounting fees	27,937
Chief Compliance Officer fee	2,499
Custodian fees	3,422
Registration Fees	126
Miscellanous expense	202
Total liabilities	155,084
NET ASSETS	$137,903,304
CALCULATION OF NET ASSET VALUE PER SHARE
Net assets applicable to shares outstanding	$137,903,304
Shares issued and outstanding [unlimited number of shares (par value $0.01) authorized]	3,052,222
Net asset value, offering and redemption price per share	$45.18
COMPONENTS OF NET ASSETS
Paid-in capital	$76,665,266
Total distributable earnings	61,238,038
Net assets	$137,903,304

The accompanying notes are an integral part of these financial statements.

4

Capital Advisors Growth Fund
STATEMENT OF OPERATIONS
For the year ended December 31, 2024

INVESTMENT INCOME
Income
Dividends (net of foreign tax withheld and issuance fees of $7,027)	$985,481
Interest	647,769
Total income	1,633,250
Expenses
Advisory fees (Note 4)	891,559
Administration and fund accounting fees (Note 4)	176,202
Transfer agent fees and expenses (Note 4)	41,977
Registration fees	29,688
Audit fees	20,999
Trustee fees and expenses	17,495
Chief Compliance Officer fee (Note 4)	14,999
Custody fees (Note 4)	13,794
Legal fees	10,196
Miscellaneous fees	8,549
Shareholder reporting	5,710
Insurance	4,531
Total expenses	1,235,699
Net investment income	397,551
REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain from investments	8,713,539
Net change in unrealized appreciation/(depreciation) on investments	17,382,942
Net realized and unrealized gain on investments	26,096,481
Net increase in net assets resulting from operations	$26,494,032

The accompanying notes are an integral part of these financial statements.

5

Capital Advisors Growth Fund
STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2024	2023
INCREASE/(DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income	$397,551	$599,998
Net realized gain on investments	8,713,539	1,375,189
Net change in unrealized appreciation/(depreciation) on investments	17,382,942	19,640,158
Net increase in net assets resulting from operations	26,494,032	21,615,345
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
Net dividends and distributions to shareholders	(10,279,291)	(471,617)
Total dividends and distributions	(10,279,291)	(471,617)
CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from net change in outstanding shares(a)	8,935,238	3,856,748
Total increase in net assets	25,149,979	25,000,476
NET ASSETS
Beginning of year	112,753,325	87,752,849
End of year	$137,903,304	$112,753,325

(a)	A summary of share transactions is as follows:

	Year Ended December 31, 2024		Year Ended December 31, 2023
	Shares	Paid-in Capital	Shares	Paid-in Capital
Shares sold	370,734	$16,402,017	324,493	$11,613,432
Shares issued in reinvestment of distributions	213,910	9,918,988	11,916	455,666
Shares redeemed+	(389,449)	(17,385,767)	(231,654)	(8,212,350)
Net increase	195,195	$8,935,238	104,755	$3,856,748
+ Net of redemption fees of (Note 2)		$—		$3

The accompanying notes are an integral part of these financial statements.

6

Capital Advisors Growth Fund
FINANCIAL HIGHLIGHTS
For a share outstanding throughout each year

	Year Ended December 31,
	2024	2023	2022	2021	2020
Net asset value, beginning of year	$39.47	$31.88	$39.75	$36.13	$29.81
Income from investment operations:
Net investment income/(loss)	0.14	0.22(1)	0.17	(0.01)(1)	0.03(1)
Net realized and unrealized gain/(loss) on investments	9.18	7.54	(7.69)	7.77	8.58
Total from investment operations	9.32	7.76	(7.52)	7.76	8.61
Less distributions:
From net investment income	(0.36)	(0.17)	(0.01)	—	(0.04)
From net realized gain on investments	(3.25)	—	(0.34)	(4.14)	(2.25)
Total distributions	(3.61)	(0.17)	(0.35)	(4.14)	(2.29)
Redemption fees retained(3)	—	0.00(1)(2)	—	0.00(1)(2)	0.00(1)(2)
Net asset value, end of year	$45.18	$39.47	$31.88	$39.75	$36.13
Total return	23.39%	24.35%	−18.96%	21.60%	29.03%
Ratios/supplemental data:
Net assets, end of year (thousands)	$137,903	$112,753	$87,753	$109,939	$88,628
Ratio of expenses to average net assets:
Before fee waivers	0.95%	1.01%	1.03%	1.06%	1.12%
After fee waivers	0.95%	1.00%	1.00%	1.00%	1.00%
Ratio of net investment income/(loss) to average net assets:
Before fee waivers	0.31%	0.59%	0.47%	(0.09)%	(0.01)%
After fee waivers	0.31%	0.60%	0.50%	(0.03)%	0.11%
Portfolio turnover rate	18.81%	11.82%	18.49%	28.85%	42.57%

(1)	Based on average shares outstanding.
(2)	Amount is less than $0.01.
(3)	The Fund stopped collecting a redemption fee on April 28, 2023.
The accompanying notes are an integral part of these financial statements.

7

CAPITAL ADVISORS GROWTH FUND
NOTES TO FINANCIAL STATEMENTS
at December 31, 2024
NOTE 1 – ORGANIZATION
The Capital Advisors Growth Fund (the “Fund”) is a diversified series of Advisors Series Trust (the “Trust”), which is registered under the Investment Company Act of 1940 (the “1940 Act”), as amended, as an open-end management investment company. The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies.” The Fund began operations on December 31, 1999. The investment objective of the Fund is to achieve long-term capital growth.
The Fund is deemed to be an individual reporting segment and is not part of a consolidated reporting entity. The objective and strategy of the Fund is used by the Adviser to make investment decisions, and the results of the operations, as shown on the Statements of Operations and the financial highlights for the Fund is the information utilized for the day-to-day management of the Fund. The Fund is party to the expense agreements as disclosed in the Notes to the Financial Statements and there are no resources allocated to a Fund based on performance measurements. Due to the significance of oversight and their role, the Adviser is deemed to be the Chief Operating Decision Maker.
NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with accounting principles generally accepted in the United States of America.
A.	Security Valuation: All investments in securities are recorded at their estimated fair value, as described in Note 3.
B.
Federal Income Taxes: It is the Fund’s policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income or excise tax provision is required.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The tax returns of the Fund’s prior three fiscal years are open for examination. Management has reviewed all open tax years in major jurisdictions and concluded that there is no impact on the Fund’s net assets and no tax liability resulting from unrecognized tax events relating to uncertain income tax positions taken or expected to be taken on a tax return. The Fund identifies its major tax jurisdictions as U.S. federal and the state of Wisconsin. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.
C.
Security Transactions, Income and Distributions: Security transactions are accounted for on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost. Interest income is recorded on an accrual basis. Dividend income, income and capital gain distributions from underlying funds, and distributions to shareholders are recorded on the ex-dividend date. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

The Fund distributes substantially all net investment income, if any, and net realized gains, if any, annually. Distributions from net realized gains for book purposes may include short-term capital gains. All short-term capital gains are included in ordinary income for tax purposes.
The amount of dividends and distributions to shareholders from net investment income and net realized capital gains is determined in accordance with federal income tax regulations which differ from accounting principles generally accepted in the United States of America. To the extent these book/tax differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax treatment.
Common expenses of the Trust are typically allocated among the funds in the Trust based on a fund’s respective net assets, or by other equitable means.

8

CAPITAL ADVISORS GROWTH FUND
NOTES TO FINANCIAL STATEMENTS
at December 31, 2024(Continued)
D.
Reclassification of Capital Accounts: Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended December 31, 2024, there were no reclassifications between paid-in capital and distributable earnings.

E.
Use of Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets during the reporting period. Actual results could differ from those estimates.

F.
REITs: The Fund is able to make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon available funds from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits resulting in the excess portion being designated as a return of capital. The Fund intends to include the gross dividends from such REITs in its annual distributions to its shareholders and, accordingly, a portion of the Fund’s distributions may also be designated as a return of capital.

G.
Redemption Fees: Prior to April 28, 2023, the Fund charged a 2.00% redemption fee to shareholders who redeemed shares held 7 days or less. Such fees were retained by the Fund and accounted for as an addition to paid-in capital. Effective April 28, 2023, the Fund removed redemption fees.

H.
Events Subsequent to the Fiscal Year End: In preparing the financial statements as of December 31, 2024, management considered the impact of subsequent events for potential recognition or disclosure in the financial statements. Management has determined there were no subsequent events that would need to be disclosed in the Fund’s financial statements.

NOTE 3 – SECURITIES VALUATION
The Fund has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for a majority of security types. These inputs are summarized in the three broad levels listed below:
Level 1 –
Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.
Level 2 –
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.
Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.
Following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis.
The Fund determines the fair value of its investments and computes its net asset value per share as of the close of regular trading on the New York Stock Exchange (4:00 pm EST).
Equity Securities: The Fund’s investments are carried at fair value. Equity securities, including common stocks and exchange-traded funds, that are primarily traded on a national securities exchange shall be valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and asked prices. Securities primarily traded in the NASDAQ Global Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price (“NOCP”).

9

CAPITAL ADVISORS GROWTH FUND
NOTES TO FINANCIAL STATEMENTS
at December 31, 2024(Continued)
If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices. Over-the-counter securities which are not traded in the NASDAQ Global Market System shall be valued at the most recent sales price. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.
Investment Companies: Investments in open-end mutual funds, including money market funds, are generally priced at their net asset value per share provided by the service agent of the funds and will be classified in Level 1 of the fair value hierarchy.
Short-Term Securities: Short-term debt securities, including those securities having a maturity of 60 days or less, are valued at the evaluated mean between the bid and asked prices. To the extent the inputs are observable and timely, these securities would be classified in Level 2 of the fair value hierarchy.
The Board of Trustees (the “Board”) has adopted a valuation policy for use by the Fund and its Valuation Designee (as defined below) in calculating the Fund’s net asset value (“NAV”). Pursuant to Rule 2a-5 under the 1940 Act, the Board has designated the Fund’s investment advisor, Capital Advisors, Inc. (“Advisor”), as the “Valuation Designee” to perform all of the fair value determinations as well as to perform all of the responsibilities that may be performed by the Valuation Designee in accordance with Rule 2a-5, subject to the Board’s oversight. The Advisor, as Valuation Designee is, authorized to make all necessary determinations of the fair values of portfolio securities and other assets for which market quotations are not readily available or if it is deemed that the prices obtained from brokers and dealers or independent pricing services are unreliable.
Depending on the relative significance of the valuation inputs, fair valued securities may be classified in either Level 2 or Level 3 of the fair value hierarchy.
The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the Fund’s securities as of December 31, 2024:

	Level 1	Level 2	Level 3	Total
Common Stocks	$126,959,687	$ —	$ —	$126,959,687
Money Market Funds	10,852,383	—	—	10,852,383
Total Investments	$137,812,070	$—	$—	$137,812,070

Refer to the Fund’s schedule of investments for a detailed break-out of securities by industry classification.
Accounting Pronouncements – In October 2022, the Securities and Exchange Commission (the “SEC”) adopted a final rule relating to Tailored Shareholder Reports for Mutual Funds and Exchange-Traded Funds; Fee Information in Investment Company Advertisements. The rule and form amendments will, among other things, require the Fund to transmit concise and visually engaging shareholder reports that highlight key information. The amendments will require that funds tag information in a structured data format and that certain more in-depth information be made available online and available for delivery free of charge to investors on request. The amendments became effective January 24, 2023. The Fund has implemented these requirements as of the compliance date of July 24, 2024.
In June 2022, the FASB issued Accounting Standards Update 2022-03, which amends Fair Value Measurement (Topic 820): Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions (“ASU 2022-03”). ASU 2022-03 clarifies guidance for fair value measurement of an equity security subject to a contractual sale restriction and establishes new disclosure requirements for such equity securities. ASU 2022-03 is effective for fiscal years beginning after December 15, 2023 and for interim periods within those fiscal years, with early adoption permitted. Management has determined that there was no significant impact of these amendments on the Fund’s financial statements.
In November 2023, the FASB issued ASU 2023-07, Segment Reporting (Topic 280): Improvements to Reportable Segment Disclosures (“ASU 2023-07”). This change is intended to improve reportable segment disclosure requirements, primarily through enhanced disclosures about significant segment expenses, allowing financial statement users to better understand the components of a segment’s profit or loss and assess potential future cash flows for each reportable segment and the entity as a whole. The amendments expand a public entity’s segment disclosures by

10

CAPITAL ADVISORS GROWTH FUND
NOTES TO FINANCIAL STATEMENTS
at December 31, 2024(Continued)
requiring disclosure of significant segment expenses that are regularly provided to the chief operating decision maker (“CODM”), clarifying when an entity may report one or more additional measures to assess segment performance, requiring enhanced interim disclosures and providing new disclosure requirements for entities with a single reportable segment, among other new disclosure requirements. The amendments are effective for fiscal years beginning after December 15, 2023 and interim periods within fiscal years beginning after December 15, 2024, and early adoption is permitted. Management has evaluated the impact of adopting this guidance with respect to the financial statements and disclosures and determined there is no impact for the Fund.
NOTE 4 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES
The Advisor provides the Fund with investment management services under an investment advisory agreement. The Advisor furnishes all investment advice, office space, facilities, and provides most of the personnel needed by the Fund. As compensation for its services, the Advisor is entitled to a monthly fee at an annual rate of 0.75% based upon the Fund’s average daily net assets on the first $50 million of assets under management and 0.65% of the Fund’s average daily net assets thereafter. For the year ended December 31, 2024, the Fund incurred $891,559 in advisory fees.
The Fund is responsible for its own operating expenses. The Advisor has contractually agreed to reduce fees payable to it by the Fund and to pay Fund operating expenses (excluding acquired fund fees and expenses, taxes, interest, extraordinary expenses, and other class-specific expense) to the extent necessary to limit the Fund’s aggregate annual operating expenses to 1.00% of average daily net assets.
For the year ended December 31, 2024, the Advisor did not reduce its fees. The Advisor does not have the ability to recoup previously waived fees and expenses or future waived fees and expenses.
U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services”) serves as the Fund’s administrator, fund accountant and transfer agent. U.S. Bank N.A. serves as custodian (the “Custodian”) to the Fund. The Custodian is an affiliate of Fund Services. Fund Services maintains the Fund’s books and records, calculates the Fund’s NAV, prepares various federal and state regulatory filings, coordinates the payment of fund expenses, reviews expense accruals and prepares materials supplied to the Board of Trustees. The officers of the Trust and the Chief Compliance Officer are also employees of Fund Services. Fees paid by the Fund to Fund Services for these services for the year ended December 31, 2024 are disclosed in the Statement of Operations.
Quasar Distributors, LLC (“Quasar”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. Quasar is a wholly-owned subsidiary of Foreside Financial Group, LLC, doing business as ACA Group.
NOTE 5 – PURCHASES AND SALES OF SECURITIES
For the year ended December 31, 2024, the cost of purchases and the proceeds from sales of securities, excluding short-term securities, were $22,091,176 and $21,877,617, respectively. There were no purchases and sales of U.S. government securities during the year ended December 31, 2024.
NOTE 6 – INCOME TAXES
The tax character of distributions paid during the years ended December 31, 2024 and December 31, 2023 were as follows:

	December 31, 2024	December 31, 2023
Ordinary income	$ 1,589,706	$ 471,617
Long-term capital gains	$ 8,689,585	—

As of December 31, 2024, the components of accumulated earnings/(losses) on a tax basis were as follows:

Cost of investments	$76,581,612
Gross tax unrealized appreciation	62,778,637
Gross tax unrealized depreciation	(1,548,179)
Net tax unrealized appreciation	61,230,458

11

CAPITAL ADVISORS GROWTH FUND
NOTES TO FINANCIAL STATEMENTS
at December 31, 2024(Continued)

Undistributed ordinary income	7,580
Undistributed long-term capital gain	—
Total distributable earnings	7,580
Total accumulated earnings/(losses)	$61,238,038

The difference between book basis and tax basis net unrealized appreciation and cost is attributable to wash sales and Passive Foreign Investment Company Adjustments.
NOTE 7 – PRINCIPAL RISKS
Below is a summary of some, but not all, of the principal risks of investing in the Fund, each of which may adversely affect the Fund’s net asset value and total return. The Fund’s most recent prospectus provides further descriptions of the Fund’s investment objective, principal investment strategies and principal risks.
•
General Market Risk – Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in the Fund’s portfolio may underperform in comparison to securities in general financial markets, a particular financial market or other asset classes due to a number of factors, including: inflation (or expectations for inflation); interest rates; global demand for particular products or resources; natural disasters or events; pandemic diseases; terrorism; regulatory events; and government controls. U.S. and international markets have experienced significant periods of volatility in recent years and months due to a number of economic, political and global macro factors, which has resulted in disruptions to business operations and supply chains, stress on the global healthcare system, growth concerns in the U.S. and overseas, staffing shortages and the inability to meet consumer demand, and widespread concern and uncertainty. Continuing uncertainties regarding interest rates, rising inflation, political events, rising government debt in the U.S. and trade tensions also contribute to market volatility. Conflict, loss of life and disaster connected to ongoing armed conflict between Ukraine and Russia in Europe and Israel and Hamas in the Middle East could have severe adverse effects on the region, including significant adverse effects on the regional or global economies and the markets for certain securities. The U.S. and the European Union imposed sanctions on certain Russian individuals and companies, including certain financial institutions, and have limited certain exports and imports to and from Russia. The war has contributed to recent market volatility and may continue to do so.

•	Growth-Style Investing Risk – Over time, a growth-oriented investing style may go in and out of favor, which may cause the Fund to underperform other equity funds that use different investing styles.
•
Non-U.S. Investment Risk – Foreign securities can be more volatile than domestic (U.S.) securities. Securities markets of other countries are generally smaller than U.S. securities markets. Many foreign securities may be less liquid and more volatile than U.S. securities, which could affect the Fund’s investments.

•
Depositary Receipt Risk – The risks of depository receipts include many risks associated with investing directly in foreign securities, such as individual country risk and liquidity risk. Unsponsored ADRs, which are issued by a depositary bank without the participation or consent of the issuer, involve additional risks because U.S. reporting requirements do not apply, and the issuing bank will recover shareholder distribution costs from movement of share prices and payment of dividends.

NOTE 8 – CONTROL OWNERSHIP
The beneficial ownership, either directly or indirectly of more than 25% of the voting securities of the Fund creates a presumption of control of the Fund, under Section 2(a)(9) of the 1940 Act. As of December 31, 2024, there were no control persons of the Fund.

12

CAPITAL ADVISORS GROWTH FUND
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the Board of Trustees Advisors Series Trust and
Shareholders of Capital Advisors Growth Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Capital Advisors Growth Fund (the “Fund”), a series of Advisors Series Trust (the “Trust”), including the schedule of investments, as of December 31, 2024, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2024, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the auditor of one or more of the funds in the Trust since 2003.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2024 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP
Philadelphia, Pennsylvania
February 28, 2025

13

Capital Advisors Growth Fund
Approval of Investment Advisory Agreement (Unaudited)
At meetings held on October 17, 2024 and December 12-13, 2024, the Board (which is comprised of five persons, all of whom are Independent Trustees as defined under the Investment Company Act of 1940, as amended), considered and approved, for another annual term, the continuance of the investment advisory agreement (the “Advisory Agreement”) between Advisors Series Trust (the “Trust”) and Capital Advisors, Inc. (the “Advisor”) on behalf of the Capital Advisors Growth Fund (the “Fund”). At both meetings, the Board received and reviewed substantial information regarding the Fund, the Advisor and the services provided by the Advisor to the Fund under the Advisory Agreement. This information, together with the information provided to the Board throughout the course of the year, formed the primary (but not exclusive) basis for the Board’s determinations. Below is a summary of the factors considered by the Board and the conclusions that formed the basis for the Board’s approval of the continuance of the Advisory Agreement:
1.
The nature, extent and quality of the services provided and to be provided by the Advisor under the Advisory Agreement. The Board considered the nature, extent and quality of the Advisor’s overall services provided to the Fund, as well as its specific responsibilities in all aspects of day-to-day investment management of the Fund. The Board considered the qualifications, experience and responsibilities of the portfolio managers, as well as the responsibilities of other key personnel of the Advisor involved in the day-to-day activities of the Fund. The Board also considered the resources and compliance structure of the Advisor, including information regarding its compliance program, its chief compliance officer and the Advisor’s compliance record, as well as the Advisor’s cybersecurity program, liquidity risk management program, valuation procedures, business continuity plan, and risk management process. The Board further considered the prior relationship between the Advisor and the Trust, as well as the Board’s knowledge of the Advisor’s operations, and noted that during the course of the prior year they had met with certain personnel of the Advisor to discuss the Fund’s performance and investment outlook as well as various compliance topics and fund marketing/distribution. The Board concluded that the Advisor had the quality and depth of personnel, resources, investment processes and compliance policies and procedures essential to performing its duties under the Advisory Agreement and that they were satisfied with the nature, overall quality and extent of such management services.

2.
The Fund’s historical performance and the overall performance of the Advisor. In assessing the quality of the portfolio management delivered by the Advisor, the Board reviewed the short-term and long-term performance of the Fund as of June 30, 2024, on both an absolute basis and a relative basis in comparison to its peer funds utilizing a Morningstar classification, an appropriate securities market benchmark, a cohort that is comprised of similarly managed funds selected by an independent third-party consulting firm engaged by the Board to assist it in its 15(c) review (the “Cohort”), and the Advisor’s similarly managed accounts. While the Board considered both short-term and long-term performance, it placed greater emphasis on longer term performance. When reviewing performance against the comparative Morningstar peer group universe, the Board took into account that the investment objective and strategies of the Fund, as well as its level of risk tolerance, may differ significantly from funds in the peer universe. When reviewing the Fund’s performance against a broad market benchmark, the Board took into account the differences in portfolio construction between the Fund and such benchmark as well as other differences between actively managed funds and passive benchmarks, such as objectives and risks. In assessing periods of relative underperformance or outperformance, the Board took into account that relative performance can be significantly impacted by performance measurement periods and that some periods of underperformance may be transitory in nature while others may reflect more significant underlying issues.

The Board noted that the Fund underperformed the average of the Morningstar peer group for the one- and ten-year periods and outperformed the average for the three- and five-year periods, all periods ended June 30, 2024. The Board noted that the Fund outperformed the average of the Cohort for the one- and five-year periods and underperformed the average for the three- and ten-year periods, all periods ended June 30, 2024. The Board reviewed the performance of the Fund against a broad-based securities market benchmark, noting that it had outperformed for the one- and five-year periods and underperformed for the three- and ten-year periods, all periods ended June 30, 2024.

14

Capital Advisors Growth Fund
Approval of Investment Advisory Agreement (Unaudited)(Continued)
The Board also considered any differences in performance between the similarly managed accounts of the Advisor and the performance of the Fund, noting that the Fund outperformed the similarly managed account composite for the one-year period and underperformed for the three-, five- and ten-year periods ended June 30, 2024, but the differences were not significant.
3.
The costs of the services to be provided by the Advisor and the structure of the Advisor’s fee under the Advisory Agreement. In considering the advisory fee and total fees and expenses of the Fund, the Board reviewed comparisons to the Morningstar peer group, the Cohort, and the Advisor’s similarly managed separate accounts for other types of clients, as well as all expense waivers and reimbursements. When reviewing fees charged to other similarly managed accounts for the Fund, the Board took into account the type of account and the differences in the management of that account that might be germane to the difference, if any, in the fees charged to such accounts.

The Board noted that the Advisor had contractually agreed to maintain an annual expense ratio for the Fund of 1.00%, excluding certain operating expenses and class-level expenses (the “Expense Cap”). The Board noted that the Fund’s contractual management fee and net expense ratio were above its Cohort average and median. The Board also took into consideration the services the Advisor provides to its separately managed account clients, comparing the fees charged for those management services to the fees charged to the Fund. The Board found that the management fees charged to the Fund were generally below the management fees charged to the Advisor’s separately managed account clients.
The Board determined that it would continue to monitor the appropriateness of the advisory fee for the Fund and concluded that, at this time, the fee to be paid to the Advisor was fair and reasonable.
4.
Economies of Scale. The Board also considered whether economies of scale were being realized by the Advisor that should be shared with shareholders. The Board noted that the Advisor has contractually agreed to reduce its advisory fees or reimburse Fund expenses so that the Fund does not exceed its specified Expense Cap. The Board also noted that the advisory fee schedule has breakpoints at higher asset levels which is currently in effect. The Board determined that it would continue to monitor economies of scale in the future as circumstances changed and assuming asset levels continued to increase.

5.
The profits to be realized by the Advisor and its affiliates from their relationship with the Fund. The Board reviewed the Advisor’s financial information and took into account both the direct benefits and the indirect benefits to the Advisor from advising the Fund. The Board considered the profitability to the Advisor from its relationship with the Fund and considered any additional material derived by the Advisor from its relationship with the Fund. The Board also considered that the Fund does not have a Rule 12b-1 fee or utilize “soft dollars.” After such review, the Board determined that the profitability to the Advisor with respect to the Advisory Agreement was not excessive, and that the Advisor had maintained adequate profit levels to support the services it provides to the Fund.

No single factor was determinative of the Board’s decision to approve the continuance of the Advisory Agreement for the Fund, but rather the Trustees based their determination on the total mix of information available to them. Based on a consideration of all the factors in their totality, the Trustees determined that the advisory arrangement with the Advisor, including the advisory fee, was fair and reasonable to the Fund. The Board, including a majority of the Independent Trustees, therefore determined that the continuance of the Advisory Agreement for the Fund would be in the best interest of the Fund and its shareholders.

15

CAPITAL ADVISORS GROWTH FUND
Additional Information
The below information is required disclosure from Form N-CSR
Item 8. Changes in and Disagreements with Accountants for Open-End Investment Companies.
There were no changes in or disagreements with accountants during the period covered by this report.
Item 9. Proxy Disclosure for Open-End Investment Companies.
There were no matters submitted to a vote of shareholders during the period covered by this report.
Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Investment Companies.
Refer to information provided within financial statements.
Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.
Refer to information provided within financial statements.

16

(b)	Financial Highlights are included within the financial statements filed under Item 7 of this Form.

Item 8. Changes in and Disagreements with Accountants for Open-End Investment Companies.

There were no changes in or disagreements with accountants during the period covered by this report.

Item 9. Proxy Disclosure for Open-End Investment Companies.

There were no matters submitted to a vote of shareholders during the period covered by this report.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Investment Companies.

See Item 7(a).

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

See Item 7(a).

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 15. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 16. Controls and Procedures.

(a)	The Registrant’s Principal Executive Officer and Principal Financial Officer have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended, (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 18. Recovery of Erroneously Awarded Compensation.

Not applicable.

Item 19. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) Any policy required by the listing standards adopted pursuant to Rule 10D-1 under the Exchange Act (17 CFR 240.10D-1) by the registered national securities exchange or registered national securities association upon which the registrant’s securities are listed. Not applicable.

(3) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)). Filed herewith.

(4) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(5) Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Advisors Series Trust

By (Signature and Title)*	/s/ Jeffrey T. Rauman
Jeffrey T. Rauman, President/Chief Executive Officer/Principal Executive Officer

Date	3/5/25

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Jeffrey T. Rauman
Jeffrey T. Rauman, President/Chief Executive Officer/Principal Executive Officer

Date	3/5/25

By (Signature and Title)*	/s/ Kevin J. Hayden
Kevin J. Hayden, Vice President/Treasurer/Principal Financial Officer

Date	3/10/25

* Print the name and title of each signing officer under his or her signature.